THIRD QUARTER 2014 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.

>$1bn deposits[1]
>$500mm deposits[1]
MINNESOTA
1999
WISCONSIN
1861
MICHIGAN
2012
IOWA
ILLINOIS
1987
INDIANA
2011
OHIO
2011
MISSOURI
2006

OUR FOOTPRINT AND FRANCHISE
•
Top 50, publicly traded,
U.S. bank holding
company
•
$26 billion in assets;
largest bank
headquartered in
Wisconsin
•
227 branches serving
approximately one
million customers
About Associated
ASBC
Deposits
2
($ in billions)
ASBC
Branches
2
WI $12.1 161
IL $3.8 43
MN $1.4 23
Total $17.3 227
1 FDIC market share data 6/30/14
2 As of 6/30/14 (Period End)

ATTRACTIVE MIDWEST MARKETS

•
Serve a Large Market Place:
(Footprint is ~ 20% of USA)
1
•
Manufacturing
Concentrated:
Top 3 states
(Indiana, Wisconsin, and Iowa)
for concentration of
manufacturing jobs and two
other states in the top 10
•
Favorable Employment
Dynamics:
Wisconsin,
Minnesota, Indiana, Iowa, and
Ohio all have unemployment
rates that are under 6%

•
Positive Economic Trends:
Continuing job growth across
the footprint
1 US Census Bureau 2012 ; 2 Area Development Online – Author: Mark Crawford (Winter 2013); 3 June2014 US Bureau of Labor Statistics; 4
June2014 US Bureau of Labor Statistics  - “Regional and State Employment and Unemployment (July 18,  2014 News Release)
Manufacturing Share of Non-Farm
Employment²
4 of Top 5

ASSOCIATED AT ITS CORE

Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

1H 2014 HIGHLIGHTS AND OUTLOOK

• Loan Growth of ~ $900 mm YoY
– Total average loans of $16.6
bn, up 6% YoY
– Purchased credit card
participation for $108 mm on
June 30, 2014
• Net interest income up $9 mm or
5%  YoY
• Disciplined Expense Management
– Improving efficiency ratio
– FTEs down 7% from 2Q13
• Consistent Capital Deployment
– Repurchased $69 mm of
common stock June YTD
1H 2014 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth
• Defending NIM compression in
low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on deploying
capital to drive long-term
shareholder value
–
Repurchased $90 million
of common stock in July
2014

Q2 2009
Q2 2010
Q2 2011
Q2 2012
Q2 2013
Q1 2014
Q2 2014

RESHAPING & REBUILDING THE LOAN
PORTFOLIO 1

1 Based on Average Annual Balances, $ in Billions
Installment
HELOCs &
2
nd
Liens
Residential
Mortgage &
HE 1
st
Liens
Construction
CRE
Investor
Commercial
& Business
Lending
$16.1
$13.4
$13.0
$14.6
$15.7
5%
7%
5%
11%
12%
13%
13%
15%
21%
34%
9%
19%
20%
32%
4%
18%
29%
32%
$16.2
$16.6
4%
9%
4%
19%
30%
34%
3%
7%
5%
19%
29%
37%
2%
7%
6%
18%
29%
38%
2%
6%
6%
18%
29%
39%

LOAN PORTFOLIO GROWTH
AVERAGE LOAN GROWTH OF $898 MILLION OR 6% IN 1
ST
HALF OF 2014

2Q 2014 vs. 4Q 2013 Change in Average Net Loan Balances by Category
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Total
Commercial &
Business
Lending =
+10%
(+$586)
+5%
% Change
+16%
+6%
+6%
+38%
(6%)
+41%

65.0%
60.0%
55.0%
50.0%
45.0%
56.5%
60.4%
61.1%
63.1%
64.2%
61.6%
50.0%
51.1%
48.6%
46.9%
48.8%
51.7%
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Commercial & Business Lending
Commercial Real Estate

COMMERCIAL LINE UTILIZATION TRENDS

Line utilization increased in Commercial & Business Lending
Change from 1Q 14
Commercial Real
Estate (including
construction)
- 260 bps
Commercial  &
Business Lending
+ 290 bps

Elan
usbank
Associated Bank
Bonus Rewards
4000 1234 5678 9010
00/00
LEE M CARDHOLDER
VISA
SIGNATURE
Associated Bank

160,000  “Associated Bank”
branded card accounts
CREDIT CARD PORTFOLIO PURCHASE

Summary Details:
• ASBC acquired a 45% participation interest in a credit card portfolio of customers who currently hold
“Associated Bank” branded credit card accounts for $108 million.
– ASBC and US Bank will both participate on a pro-rata basis in all revenues, credit losses, and growth going forward.
– Elan will continue to administer, service, and manage the portfolio for a fixed, per account fee.
– The purchase premium will be amortized over 5 years.
• ASBC will forego referral fees it has been receiving from Elan/US Bank for new accounts but expects that the net yield on the portfolio (net of losses and premium amortization) will offset this foregone fee revenue.
• Transaction is expected to result in less card based fee income but more net interest income.
– Bottom line impact should not be material in 2014, but will build value over time and contribute to earnings growth as the portfolio grows.
55%
participation
45%
participation

Yield on Interest-earning Assets

3.47%
3.42%
3.50%
3.36%
3.31%
-16 bps
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014

Cost of Interest-bearing Liabilities

-12 bps
0.41%
0.38%
0.35%
0.31%
0.29%
0.24%
0.23%
0.22%
0.19%
0.19%
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Interest Bearing Deposit Costs
Other Funding Costs

Net Interest Income & Net Interest Margin

($ in millions)

3.16%
3.13%
3.23%
3.12%
3.08%
$160
$1
$159
$161
$1
$159
$167
$4
$163
$165
<$1
$164
$169
<$1
$168
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Net Interest Income Net of Interest Recoveries
Interest Recoveries
Net Interest Margin

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 10

($ IN MILLIONS)

Total Noninterest Income
$84
$71
$76
$74
$72
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014

Core Fee-based[1] Revenue
+10%
$55
$58
$57
$57
$60
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014

Other Noninterest[2] Income
$29
$19
$10
$13
$4
$10
$19
$8
$10
$17
$6
$10
$12
$5
$7
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Other
Mortgage Banking Income (net)

NONINTEREST INCOME TRENDS

1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus Core Fee-based Revenue. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.

Total Noninterest Expense
$169
$165
$179
$168
$168
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
67%
70%
73%
69%
68%
Efficiency Ratio[1]

Personnel Spend / FTE[2] Trend
4,790
4,699
4,584
4,517
4,431
$100
$98
$101
$98
$98
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Personnel Spend
FTE

Other Non-Personnel Spend Trend
$69
$67
$78
$70
$70
$50
$49
$58
$51
$49
$19
$19
$19
$19
$21
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Technology Spend[3]
Other Non-Personnel[4]

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)

1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Data Processing and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend

Efficiency Ratio[1] Trend
53.9%
62.8%
70.2%
70.0%
69.6%
68.5%
2009
2010
2011
2012
2013
2014

Areas of Focus
PURSUING EFFICIENCY GAINS

Back Office
Initiatives:
Implementing
technology solutions
in labor intensive
processes
Real Estate
Initiatives:
Actions to optimize
our real estate
holdings and
capacity
Distribution
Initiatives:
Optimize the ways
that we interact with
our customers
Efficiency Ratio
1
at
2Q 2014 = 68%
Goal = Peer
Average or Better
1
– Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure. Efficiency Ratio 2014 is YTD June 2014.

Associated Bank

Associated Bank

Express

Express

BRANCH EVOLUTION

• Eagle River, Wisconsin
• Milwaukee, Wisconsin
Branches coming in 2014: Lower construction costs, higher visibility profile
• Madison, Wisconsin (UW Campus)
Express Branch:  Demonstration Kiosk – “Hands On” & Automated Teller Machine

Consolidated or sold 28% of branches[1] since 2007
315
291
270
239
227
-28%
2Q 2007
2Q 2009
2Q 2011
2Q 2013
2Q 2014

RATIONALIZING THE FOOTPRINT 15 1 Branch counts are as of period end.

CAPITAL MANAGEMENT PRIORITIES

Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
2012 2013
• Fund Loan Growth and other Capital Investments
•
Repurchased $60
mm of Common
Stock
•
Redeemed $205
mm in Trust
Preferred
•
Repurchased
$120 mm of
Common Stock
•
Retired $26 mm
in Sub-Debt
•
Increased
quarterly dividend
in Q4 2012
•
Paid $0.23/
common share
•
Increased
quarterly dividend
in Q4 2013
•
Paid $0.33/
common share
• Focused on Cost Take-out Driven Depository M&A
• Maintaining Discipline in Pricing of any Transaction
2014
•
Repurchased $159
mm of Common Stock
through July 2014
•
Retired $155 mm in
Senior Notes in Q1
2014
•
Declared quarterly
common dividend
of $0.09/ share in
Q1 & Q2 2014

-7%
165.8
162.6
159.5
154.7
June 30, 2013
December 31, 2013
June 30, 2014
July 31, 2014

Recent
Transactions
DISCIPLINED CAPITAL DEPLOYMENT

$
Repurchased
Jan –Jun  2013 Jul –Dec  2013 Jan –Jun  2014 July 2014
$60 mm $60 mm $69 mm $90 mm
Shares
Outstanding,
end of period
(in Millions)
11.49% 11.46% 10.72% 10.22%
1
1 Estimated pro forma calculation
2 Basel I ratio calculation
Tier 1
Common
Ratio
2
• ASBC Basel III Tier 1 Common Ratio Goal = 8 – 9.5%
$279 mm
Repurchased
11.1 mm
Shares
Retired
2013-2014
YTD Totals

2014 SECOND HALF OUTLOOK

Asset Growth
Deposits / Funding
Mix
Margin
Noninterest
Income
Noninterest
Expense
Capital
Provision
• Full year 2014 annual average loan growth of approximately 8%
• Mid single digit average deposit and slightly higher other funding growth
• NIM compression of a few basis points per quarter
• Net interest income growth
• Second half 2014 noninterest income in line with first half 2014
• Total 2014 expenses expected to be flat compared to
2013 with a continued focus on efficiency initiatives
• Continue to follow stated corporate priorities for capital deployment
• Provision based on expected loan growth and other factors

Return on Tier 1
Common Equity
6.1%
9.3%
9.9%
9.6%
Earnings
per
Common
Share
$0.15
$0.24
$0.28
$0.28
$0.01
$0.05
$0.08
$0.09
2Q 2011
2Q 2012
2Q 2013
2Q 2014
Dividends per Common Share

WHY ASSOCIATED

Reasons to Invest
Management Team Focused on Creating
Long-Term Shareholder Value
1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
EPS and Dividends Paid & ROT1CE
1
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Committed to Efficiency Ratio Improvement
• Strong Credit Quality and Capital Profile
• Disciplined Capital Deployment
• Improving Earnings Outlook

APPENDIX 20 * * * * * * * * * * * * * * * * * * * *

$310
$277
$235
$220
$288
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Potential Problem Loans

$217
$208
$185
$178
$179
1.38%
1.33%
1.17%
1.08%
1.05%
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Nonaccruals
Nonaccruals / Loans

$14
$5
$5
$5
$3
0.35%
0.14%
0.14%
0.14%
0.06%
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
Net Charge Offs
NCOs / Avg Loans

127%
131%
145%
151%
152%
1.76%
1.74%
1.69%
1.63%
1.59%
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
ALLL/ Nonaccruals
ALLL/ Total Loans

CREDIT QUALITY INDICATORS ($ IN MILLIONS) 21

ASBC – Consolidated Total

Earning Assets* = $22.2 bn
Total Revenue = $479.4 mm
Net Income = $91.6 mm
ROT1CE: 9.5%

Community and Consumer Banking

Earning Assets* = $7.3 bn
Total Revenue = $232.8 mm
Net Income = $15.4 mm
ROT1CE: 6.3%

Risk Management & Shared Services

Earning Assets* = $5.9 bn
Total Revenue = $49.4 mm
Net Income = $28.6 mm
ROT1CE: 8.7%

Corporate and Commercial Banking

Earning Assets* = $9.0 bn
Total Revenue = $197.2 mm
Net Income = $47.6 mm
ROT1CE: 12.0%

SEGMENT PROFITABILITY YTD JUNE 2014 22 * Average Earning Assets

Rental and Leasing Svs 3%
Transport. and Whsing 2%
Profsnl, Scientific, and Tech Svs 3%
Health Care and Soc. Assist. 5%
Real Estate 6%
Retail Trade 5%
Manufacturing 21%
Other 14%
Finance & Insurance 11%
Oil & Gas 10%
Power & Utilities 9%
Wholesale Trade 11%

Other 4%
Hotel / Motel 4%
Industrial 7%
Multi-Family 24%
Retail 17%
Office / Mixed Use 20%
Construction 24%

Other 30%
Wisconsin 35%
In-Footprint[1] 6%
Minnesota 13%
Illinois 16%

Other 6%
In Footprint[1] 20%
Wisconsin 37%
Minnesota 12%
Illinois 25%

COMMERCIAL LOAN DETAIL

C&BL Loans by Industry
($6.7 billion – Jun 2014 – Period End)
C&BL Loans by State
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
($6.7 billion – Jun 2014 – Period End)
CRE Loans by Industry
($4.0 billion – Jun 2014 – Period End)
CRE Loans by State
($4.0 billion – Jun 2014 – Period End)

Other
4%
In-Footprint[1]
3%
Minnesota
13%
Wisconsin
48%
Illinois
32%

Other
3%
Minnesota
12%
Illinois
19%
Wisconsin
66%

RETAIL LOANS BY STATE

Residential Mortgage Loans
($4.1 billion – Jun 2014 – Period End)
Home Equity Loans
2
($1.7 billion – Jun 2014 – Period End)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 Approximately 40% is in first lien position

Brokerage & Annuity 6%
Other 2%
Capital Market 3%
BOLI 4%
Mortgage Banking 8%
Svc Chg on Deposits 24%
Insurance 19%
Trust Service Fees 17%
Card & Other Non Deposit 17%

Legal & Professional 3%
FDIC 3%
Equipment 4%
Technology 9%
Occupancy 8%
Personnel 58%
All other 15%

NONINTEREST INCOME AND EXPENSE COMPOSITION SECOND QUARTER 2014 25 Noninterest Income by Category Noninterest Expense by Category ($72 million) ($168 million)

Municipals
15%
Agency MBS
ARMs
34%
GNMA CMBS
17%
CMOs
17%
Agency MBS
Fixed
17%

Amortized Cost Composition – June 30, 2014 Investment Portfolio – June 30, 2014
Credit Rating
($ in thousands)
Fair Value
(000’s)
% of Total
Govt & Agency
$4,823,263 83.8%
AAA 108,481 1.9%
AA 676,732 11.8%
A 139,612 2.4%
BAA1, BAA2 & BAA3 - 0.0%
BA1 & Lower
1,917 0.0%
Non-rated 5,603 0.1%
TOTAL Market Value $5,755,608 100.0%
Type Amortized
Cost
(000’s)
Fair Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies
$1,000 $1,000 0.31 0.13
Agency MBS
2,883,817 2,909,275 2.63 3.32
CMOs
971,054 975,260 2.42 3.01
GNMA CMBS
961,507 940,342 2.01 4.55
Municipals
872,848 903,269 5.20 4.84
ABS
19,396 19,395 0.54 0.29
Corporates
7,008 7,017 1.15 1.49
Other
18 50
TOTAL HTM &
AFS
$5,716,648 $5,755,608 2.86 3.69
INVESTMENT SECURITIES PORTFOLIO

Portfolio Ratings Composition – June 30, 2014
Type Fair Value
(000’s)
% of Total
0% RWA
$1,129,130 19.6%
20% RWA 4,557,383 79.2%
50% RWA 22,655 0.4%
=>100% RWA 7,494 0.1%
Not subject to RW 38,946 0.7%
TOTAL Market Value
$5,755,608 100.0%
Risk Weighting Profile – June 30, 2014

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 69.01% 71.45% 73.70% 70.41% 69.70%
Taxable equivalent adjustment (1.38) (1.50) (1.49) (1.35) (1.32)
Asset gains (losses), net (0.01) 0.59 0.80          0.22 0.26
Other intangible amortization (0.41) (0.44) (0.42) (0.42) (0.41)
Efficiency ratio, fully taxable equivalent (1) 67.21% 70.10% 72.59% 68.86% 68.23%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
2009 2010 2011 2012 2013 1H 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 56.65% 65.68% 73.33% 72.92% 71.05% 70.05%
Taxable equivalent adjustment (1.30) (1.60) (1.72) (1.60) (1.46) (1.34)
Asset gains (losses), net (0.93) (0.79) (0.95) (0.90) 0.40 0.24
Other intangible amortization (0.50) (0.50) (0.51) (0.43) (0.42) (0.41)
Efficiency ratio, fully taxable equivalent (1) 53.92% 62.79% 70.15% 69.99% 69.57% 68.54%

OUR VISION

ASSOCIATED
will be the most
admired Midwestern financial
services company, distinguished by
sound, value-added financial
solutions with personal service for
our customers, built upon a strong
commitment to our colleagues and
the communities we serve, resulting
in exceptional value for our
shareholders.